UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number 811-03479

Franklin New York Tax-Free Income Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/14

Item 1. Reports to Stockholders.

MAY 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

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TAX-FREE INCOME

Franklin New York Tax-Free Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	16	Registered Public
		Franklin New York
						Accounting Firm	43
		Tax-Free Income Fund	4	Financial Statements	31
						Tax Information	44
		Performance Summary	10	Notes to
				Financial Statements	34	Board Members and Officers	45
		Your Fund’s Expenses	14
						Shareholder Information	50

 | 1

Annual Report

Franklin New York Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New York Tax-Free Income Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York state personal income taxes, and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

Credit Quality Breakdown*
5/31/14
% of Total
Ratings	Long-Term Investments
AAA	14.90%
AA	55.89%
A	22.50%
BBB	1.53%
Below Investment Grade	1.31%
Refunded	2.58%
Not Rated	1.29%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical
Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are avail-
able, the highest is used, consistent with the portfolio investment process. Ratings are an NRSRO’s indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by
U.S. government or other high-quality securities. The Not Rated category consists of rateable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.98 on May 31, 2013, to $11.69 on May 31, 2014. The Fund’s Class A

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 19.

4 | Annual Report

shares paid dividends totaling 44.90 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.78% based on an annualization of May’s 3.85 cent per share dividend and the maximum offering price of $12.21 on May 31, 2014. An investor in the 2014 maximum combined effective federal and New York state and City personal income tax bracket of 50.78% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.68% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

New York’s economy continued to strengthen during the 12 months under review amid an improved housing market and favorable labor market conditions. Real estate lost some momentum early in 2014, especially because of harsh winter weather in the first quarter. However, home prices continued to rise compared to the year-ago period. Although manufacturing, information and financial services jobs declined, state jobs increased overall, particularly in the construction, professional and business services, and education and health services sectors.3 New York’s unemployment rate generally declined and fell to 6.7% by period-end, its lowest level since December 2008, which was higher than the 6.3% national average.3 Analysts noted New York’s economy remained vulnerable to economic uncertainties because of its heavy reliance on the shrinking financial services industry as a revenue source.

The state bridged a relatively modest fiscal year 2014 budget gap through the use of structurally balanced solutions including state agency cost control efforts and reductions in health and human services spending, and such recurring savings may benefit subsequent fiscal years. The enacted fiscal year 2014 budget maintained the spending restraints the state established in fiscal year 2012, particularly for its two largest expenditure drivers, Medicaid and school aid. It closed a gap without adding new taxes; however, it extended a higher tax on top earners to help pay for tax relief to small businesses and middle-income families scheduled to be phased in by 2016. Tax collections for fiscal year 2014 exceeded the initial projections, driven by higher receipts in all major tax categories. Higher tax collections and lawmakers’ cost control efforts helped the state end the fiscal year with a surplus and make a deposit to its rainy day fund for the first time since 2008. Approved on time for the fourth consecutive year, the state budget for fiscal year 2015 provides additional spending on pre-kindergarten education programs and tax rebates for homeowners with properties located outside New York City. Lawmakers also approved changes

Annual Report | 5

Dividend Distributions[2]
6/1/13–5/31/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.39	2.85	3.48
July	3.39	2.85	3.48
August	3.59	3.05	3.68
September	3.73	3.21	3.83
October	3.85	3.33	3.95
November	3.85	3.33	3.95
December	3.85	3.32	3.94
January	3.85	3.32	3.94
February	3.85	3.32	3.94
March	3.85	3.33	3.94
April	3.85	3.33	3.94
May	3.85	3.33	3.94
Total	44.90	38.57	46.01

that will reduce taxes for corporations and the manufacturing sector and overhaul the system used to tax the banking industry. To compensate for the loss of revenue from the tax cuts, the budget proposes to limit spending to balance the state’s finances.

New York’s net tax-supported debt was 6.0% of personal income and $3,204 per capita, compared with the 2.6% and $1,054 national medians.4 In affirming its AA rating and positive outlook for New York, independent credit rating agency Standard & Poor’s (S&P) noted its view of the state’s strong and diverse economy, higher income levels than the nation’s, and history of conservative budgeting including quarterly forecasts and active expense control.5 S&P also cited New York’s solid debt and capital management, established rainy day fund and relatively well-funded pension system. According to S&P, these positives were offset by the state’s cyclical finances, above-average reliance on financial sector revenue, moderately high debt levels and large, unfunded other postemployment benefits. The positive outlook reflected what S&P considered as progress toward structural budgetary balance, following consecutive timely budget enactment, and modest general fund budget gap projections.

Municipal Bond Market Overview

For the 12 months ended May 31, 2014, the municipal bond market increased in value. The Barclays Municipal Bond Index, which tracks investment-grade

6 | Annual Report

municipal securities, posted a +3.05% total return for the period.6, 7 In comparison, the Barclays U.S. Treasury Index had a 12-month return of +1.06%.6, 7 During the same period, the Barclays 10-Year Municipal Bond Index delivered a +3.69% total return, while the Barclays High Yield Municipal Bond Index, which tracks below-investment-grade municipal bonds, returned +0.33%.6, 7

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant developments during the sell-off — municipal bonds under-performed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. The municipal bond market showed little reaction to the news initially but took comfort in the certainty provided by the Fed’s announcement. This knowledge, combined with lower levels of new-issue municipal bond supply compared with the previous year, helped prices increase substantially during the first five months of 2014.

Other factors contributed to municipal bond price volatility during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody’s. In addition, reports from rating agencies and research organizations mentioned underfunded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception. As Puerto Rico debt

Portfolio Breakdown
5/31/14
% of Total
Long-Term Investments*
Transportation	22.9%
Tax-Supported	16.9%
Subject to Government Appropriations	14.3%
Utilities	13.4%
Higher Education	9.4%
General Obligation	8.9%
Refunded	4.4%
Hospital & Health Care	3.2%
Other Revenue	2.8%
Corporate-Backed	2.5%
Housing	1.3%

*Does not include short-term investments and other
net assets.

Annual Report | 7

traded at higher yields than similarly rated taxable securities, nontraditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading. Puerto Rico bonds had a -11.39% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.6, 7

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, led us to favor longer term bonds during the reporting period. Consistent with our strategy, we sought to remain invested in bonds ranging from 20 to 30 years in maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax (AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

With the Puerto Rico downgrade, the Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s

8 | Annual Report

financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.
5. This does not indicate S&P’s rating of the Fund.
6. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
7. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 9

Performance Summary as of 5/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	5/31/14	5/31/13	Change
A (FNYTX)	$11.69	$11.98	-$0.29
C (FNYIX)	$11.67	$11.97	-$0.30
Advisor (FNYAX)	$11.69	$11.99	-$0.30

Distributions
Share Class	Dividend Income
A (6/1/13–5/31/14)	$0.4490
C (6/1/13–5/31/14)	$0.3857
Advisor (6/1/13–5/31/14)	$0.4601

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25%
maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[1]	Total Return[2]	Total Return (6/30/14)[3]	Operating Expenses[4]
A				0.60%
1-Year	+1.52%	-2.78%	+0.19%
5-Year	+26.33%	+3.88%	+3.87%
10-Year	+54.71%	+4.00%	+3.94%
C				1.15%
1-Year	+0.87%	-0.11%	+2.95%
5-Year	+22.81%	+4.19%	+4.19%
10-Year	+46.29%	+3.88%	+3.82%
Advisor				0.50%
1-Year	+1.53%	+1.53%	+4.72%
5-Year	+26.81%	+4.86%	+4.86%
10-Year	+56.11%	+4.55%	+4.49%

		Taxable		Taxable Equivalent
		Equivalent	30-Day	30-Day
	Distribution	Distribution	Standardized	Standardized
Share Class	Rate[5]	Rate[6]	Yield[7]	Yield[6]
A	3.78%	7.68%	2.49%	5.06%
C	3.42%	6.95%	2.06%	4.19%
Advisor	4.04%	8.21%	2.70%	5.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 5/31/14.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and New
York state and City personal income tax rate of 50.78%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the 30 days ended 5/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-
or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
9. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/13	Value 5/31/14	Period* 12/1/13–5/31/14
A
Actual	$1,000	$1,060.50	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07
C
Actual	$1,000	$1,057.70	$5.95
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.84
Advisor
Actual	$1,000	$1,061.00	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.39	$2.57

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; C: 1.16%; and Advisor: 0.51%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 15

Franklin New York Tax-Free Income Fund

Financial Highlights

			Year Ended May 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.98	$12.09	$11.45	$11.76	$11.34
Income from investment operations[a]:
Net investment income[b]	0.46	0.43	0.48	0.49	0.49
Net realized and unrealized gains (losses)	(0.30)	(0.11)	0.64	(0.31)	0.44
Total from investment operations	0.16	0.32	1.12	0.18	0.93
Less distributions from:
Net investment income	(0.45)	(0.43)	(0.48)	(0.48)	(0.50)
Net realized gains	—	—	(—)[c]	(0.01)	(0.01)
Total distributions	(0.45)	(0.43)	(0.48)	(0.49)	(0.51)
Net asset value, end of year	$11.69	$11.98	$12.09	$11.45	$11.76

Total return[d]	1.52%	2.65%	10.03%	1.64%	8.39%

Ratios to average net assets
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	4.03%	3.55%	4.04%	4.23%	4.24%

Supplemental data
Net assets, end of year (000’s)	$4,599,685	$5,532,799	$5,634,348	$5,332,096	$5,487,829
Portfolio turnover rate	4.74%	12.08%	5.55%	6.72%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Income Fund

Financial Highlights (continued)

		Year Ended May 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.97	$12.07	$11.44	$11.75	$11.33
Income from investment operations[a]:
Net investment income[b]	0.39	0.36	0.41	0.42	0.43
Net realized and unrealized gains (losses)	(0.30)	(0.10)	0.64	(0.30)	0.43
Total from investment operations	0.09	0.26	1.05	0.12	0.86
Less distributions from:
Net investment income	(0.39)	(0.36)	(0.42)	(0.42)	(0.43)
Net realized gains	—	—	(—)[c]	(0.01)	(0.01)
Total distributions	(0.39)	(0.36)	(0.42)	(0.43)	(0.44)
Net asset value, end of year	$11.67	$11.97	$12.07	$11.44	$11.75

Total return[d]	0.87%	2.17%	9.35%	1.08%	7.81%

Ratios to average net assets
Expenses	1.15%	1.15%	1.15%	1.15%	1.16%
Net investment income	3.48%	3.00%	3.49%	3.68%	3.68%

Supplemental data
Net assets, end of year (000’s)	$700,352	$963,878	$911,935	$821,154	$857,413
Portfolio turnover rate	4.74%	12.08%	5.55%	6.72%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin New York Tax-Free Income Fund

Financial Highlights (continued)

		Year Ended May 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$12.09	$11.45	$11.77	$11.35
Income from investment operations[a]:
Net investment income[b]	0.47	0.44	0.49	0.50	0.50
Net realized and unrealized gains (losses)	(0.31)	(0.10)	0.64	(0.32)	0.44
Total from investment operations	0.16	0.34	1.13	0.18	0.94
Less distributions from:
Net investment income	(0.46)	(0.44)	(0.49)	(0.49)	(0.51)
Net realized gains	—	—	(—)[c]	(0.01)	(0.01)
Total distributions	(0.46)	(0.44)	(0.49)	(0.50)	(0.52)
Net asset value, end of year	$11.69	$11.99	$12.09	$11.45	$11.77

Total return	1.53%	2.84%	10.14%	1.65%	8.48%

Ratios to average net assets
Expenses	0.50%	0.50%	0.50%	0.50%	0.51%
Net investment income	4.13%	3.65%	4.14%	4.33%	4.33%

Supplemental data
Net assets, end of year (000’s)	$180,654	$254,797	$217,197	$172,220	$185,720
Portfolio turnover rate	4.74%	12.08%	5.55%	6.72%	13.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014

	Principal Amount	Value
Municipal Bonds 96.4%
New York 89.6%
Albany IDA Civic Facility Revenue, St. Peter’s Hospital Project,
Series A, 5.25%, 11/15/27	$5,000,000	$5,382,750
Series A, 5.25%, 11/15/32	5,000,000	5,338,700
Series E, 5.50%, 11/15/27	1,135,000	1,256,683
Series E, 5.25%, 11/15/32	1,150,000	1,227,901
Amherst Development Corp. Student Housing Facility Revenue, University of Buffalo
Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo,
Series A, AGMC Insured, 5.00%,
10/01/40	3,000,000	3,179,790
10/01/45	3,800,000	3,995,130
Buffalo and Erie County Industrial Land Development Corp. Revenue, Buffalo State College
Foundation Housing Corp. Project, Series A, 5.375%, 10/01/41	2,035,000	2,233,677
Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17	2,505,000	2,707,479
Erie County GO, Sewer District, Series B, NATL Insured, 5.00%, 12/01/35	2,000,000	2,056,740
Erie County IDA School Facility Revenue, City School District Buffalo Project, Refunding,
Series A, 5.00%, 5/01/28	8,100,000	9,378,504
Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 5.00%,
10/01/30	3,000,000	3,125,070
10/01/35	1,500,000	1,545,735
Hudson Yards Infrastructure Corp. Revenue, Series A,
5.00%, 2/15/47	40,000,000	41,435,600
5.25%, 2/15/47	35,000,000	37,995,650
AGMC Insured, 5.00%, 2/15/47	15,000,000	15,557,850
Long Island Power Authority Electric System Revenue, General,
Refunding, Series A, 6.00%, 5/01/33	42,000,000	48,854,820
Refunding, Series A, 5.00%, 9/01/42	22,000,000	23,610,180
Refunding, Series A, BHAC Insured, 5.50%, 5/01/33	5,000,000	5,801,500
Refunding, Series E, BHAC Insured, 5.00%, 12/01/22	9,200,000	10,062,776
Series A, AMBAC Insured, 5.00%, 9/01/34	20,670,000	20,784,925
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/29	24,000,000	24,282,960
Series B, 5.00%, 12/01/35	5,000,000	5,246,350
Series C, 5.00%, 9/01/35	16,000,000	16,884,000
Series C, BHAC Insured, 5.00%, 9/01/35	5,000,000	5,276,250
Madison County IDA Civic Facility Revenue,
Colgate University Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/39	3,250,000	3,261,895
Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37	1,000,000	982,560
Monroe County IDC Revenue, University of Rochester Project,
Series A, 5.00%, 7/01/38	6,350,000	6,996,684
Series B, 5.00%, 7/01/43	5,000,000	5,476,850
Montgomery County IDA Lease Revenue, Hamilton Fulton Montgomery Board of Cooperative
Educational Services Project, Series A, XLCA Insured, 5.00%,
7/01/29	5,710,000	5,715,367
7/01/34	3,000,000	3,002,040
MTA Commuter Facilities Revenue, Series R, Pre-Refunded, 5.50%, 7/01/17	2,000,000	2,114,440
MTA Dedicated Tax Fund Revenue,
Series A, 5.50%, 11/15/39	22,845,000	25,610,159
Series A, AGMC Insured, Pre-Refunded, 5.00%, 4/01/29	25,800,000	26,208,930
Series A, NATL Insured, 5.00%, 11/15/35	66,430,000	72,079,207

Annual Report | 19

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Dedicated Tax Fund Revenue, (continued)
Series B, 5.00%, 11/15/34	$63,750,000	$70,619,062
Series B, NATL Insured, 4.75%, 11/15/26	5,200,000	5,632,016
Series B, NATL Insured, 5.00%, 11/15/31	40,000,000	43,644,400
MTA Revenue, Transportation,
Refunding, Series D, 5.25%, 11/15/40	21,500,000	23,628,285
Series A, 5.00%, 11/15/35	43,895,000	46,969,845
Series A, 5.00%, 11/15/37	48,000,000	50,814,240
Series A, AGMC Insured, 5.50%, 11/15/23	7,460,000	9,226,453
Series B, 5.00%, 11/15/37	25,000,000	26,465,750
Series B, 5.00%, 11/15/38	11,320,000	12,324,084
Series B, 5.00%, 11/15/43	10,670,000	11,498,952
Series C, 6.50%, 11/15/28	15,000,000	17,879,550
Series C, 5.00%, 11/15/38	10,000,000	10,887,000
Series C, 5.00%, 11/15/42	10,000,000	10,784,700
Series C, 5.00%, 11/15/47	16,125,000	17,282,775
Series F, 5.00%, 11/15/35	11,000,000	11,261,910
Sub Series A-1, 5.00%, 11/15/40	15,000,000	16,271,250
Nassau County GO,
General Improvement, Series C, AGMC Insured, 5.00%, 4/01/43	26,665,000	28,712,072
General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/30	5,735,000	6,224,769
General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/31	6,025,000	6,518,086
General Improvement, Series C, Assured Guaranty, 5.125%, 10/01/35	27,210,000	29,271,430
General Improvement, Series C, Assured Guaranty, 5.25%, 10/01/39	28,190,000	30,282,826
Sewer and Storm Water Resources, Series D, Assured Guaranty, 5.25%, 10/01/39	7,620,000	8,185,709
Nassau County Sewer and Storm Water Finance Authority System Revenue, Refunding,
Series A, BHAC Insured, 5.375%, 11/01/28	2,000,000	2,309,020
New York City Educational Construction Fund Revenue, Series A,
5.75%, 4/01/41	20,000,000	23,250,000
BHAC Insured, 5.00%, 4/01/37	19,750,000	20,533,877
New York City GO,
Citysavers, Series B, zero cpn., 6/01/14	1,030,000	1,107,250
Citysavers, Series B, zero cpn., 12/01/14	1,030,000	1,102,584
Citysavers, Series B, zero cpn., 6/01/15	1,030,000	1,097,218
Citysavers, Series B, zero cpn., 12/01/15	1,030,000	1,090,894
Citysavers, Series B, zero cpn., 6/01/16	1,030,000	1,083,745
Citysavers, Series B, zero cpn., 12/01/16	1,030,000	1,075,794
Citysavers, Series B, zero cpn., 6/01/17	1,030,000	1,060,097
Citysavers, Series B, zero cpn., 12/01/17	1,030,000	1,047,685
Citysavers, Series B, zero cpn., 6/01/18	1,030,000	1,029,598
Citysavers, Series B, zero cpn., 12/01/18	1,005,000	989,312
Citysavers, Series B, zero cpn., 12/01/19	1,030,000	972,866
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	8,662,900
Fiscal 2002, Series D, 5.50%, 6/01/24	155,000	155,580
Fiscal 2006, Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	15,000,000	16,056,300
Fiscal 2007, Refunding, Series A, AGMC Insured, 5.00%, 8/01/26	9,450,000	10,267,708
Fiscal 2008, Series D, 5.125%, 12/01/28	10,230,000	11,553,967
Fiscal 2009, Series E, Sub Series E-1, 6.00%, 10/15/23	7,000,000	8,424,220

20 | Annual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2009, Series E, Sub Series E-1, 6.25%, 10/15/28	$10,000,000	$11,966,200
Fiscal 2009, Series I, Sub Series I-1, 5.375%, 4/01/36	17,500,000	19,986,750
Fiscal 2009, Series J, Sub Series J-1, 5.00%, 5/15/33	19,500,000	21,899,865
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/25	7,575,000	8,775,940
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/26	2,190,000	2,534,859
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/26	11,000,000	12,806,090
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/27	10,000,000	11,570,600
Fiscal 2013, Series A, Sub Series A-1, 5.00%, 10/01/29	7,355,000	8,425,447
Refunding, Series D, 5.125%, 8/01/19	10,000	10,033
Savers, Series B, zero cpn., 6/01/19	1,030,000	992,199
Series J, Sub Series J-1, AMBAC Insured, 5.00%, 6/01/23	12,055,000	13,065,932
Series J, Sub Series J-1, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/23	7,945,000	8,685,951
New York City HDC, MFHR,
Series A-1, 4.80%, 11/01/35	5,610,000	5,798,552
Series C-1, 5.25%, 11/01/29	6,110,000	6,475,011
Series C-1, 5.50%, 11/01/34	3,000,000	3,193,140
Series C-1, 5.55%, 11/01/39	3,300,000	3,467,244
Series C-1, 5.70%, 11/01/46	12,500,000	13,187,250
New York City IDA Civic Facility Revenue,
Ethical Culture Fieldston School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35	1,420,000	1,430,636
Institute of International Education Inc. Project, 5.25%, 9/01/21	1,530,000	1,533,351
Institute of International Education Inc. Project, 5.25%, 9/01/31	5,235,000	5,243,952
New York City IDAR, Yankee Stadium Project, Pilot, Assured Guaranty, 7.00%, 3/01/49	19,000,000	23,027,050
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Fiscal 2004, Refunding, Series C, Pre-Refunded, 5.00%, 6/15/35	10,000,000	10,014,700
Fiscal 2005, Refunding, Series B, 5.00%, 6/15/36	26,700,000	27,116,253
Fiscal 2005, Refunding, Series D, 5.00%, 6/15/37	4,865,000	5,039,994
Fiscal 2005, Refunding, Series D, AMBAC Insured, 5.00%, 6/15/39	7,900,000	8,179,186
Fiscal 2006, Refunding, Series A, 5.00%, 6/15/39	34,950,000	36,185,133
Fiscal 2006, Series D, AGMC Insured, 5.00%, 6/15/38	59,000,000	62,711,100
Fiscal 2008, Refunding, Series A, 5.00%, 6/15/38	52,000,000	56,293,640
Fiscal 2009, Series A, 5.75%, 6/15/40	6,550,000	7,521,234
Fiscal 2012, Series FF, 5.00%, 6/15/45	10,830,000	11,784,556
Second General Fiscal, Series BB, AGMC Insured, 5.00%, 6/15/47	9,960,000	10,869,248
Second General Resolution, Fiscal 2007, Refunding, Series AA, 4.75%, 6/15/37	40,000,000	41,657,600
Second General Resolution, Fiscal 2008, Refunding, Series AA, 5.00%, 6/15/37	20,860,000	22,569,477
Second General Resolution, Fiscal 2009, Refunding, Series GG-1, 5.00%, 6/15/39	33,115,000	36,331,791
Second General Resolution, Fiscal 2011, Refunding, Series EE, 5.375%, 6/15/43	39,150,000	44,602,029
Second General Resolution, Fiscal 2013, Series BB, 5.00%, 6/15/47	22,500,000	24,554,025
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/31	8,200,000	8,847,226
Fiscal 2007, Series S-2, NATL RE, FGIC Insured, 5.00%, 1/15/37	22,000,000	23,509,640
Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34	75,000,000	81,600,750
Fiscal 2008, Series S-1, 5.00%, 1/15/27	10,000,000	11,177,900
Fiscal 2009, Series S-1, 5.75%, 7/15/38	30,000,000	34,293,300
Fiscal 2009, Series S-2, 6.00%, 7/15/38	50,000,000	58,724,500
Fiscal 2009, Series S-3, 5.25%, 1/15/39	29,485,000	32,509,866
Fiscal 2009, Series S-4, 5.75%, 1/15/39	30,000,000	34,279,200

		Annual Report | 21

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Building Aid Revenue, (continued)
Fiscal 2009, Series S-5, 5.25%, 1/15/39	$31,730,000	$34,913,154
Fiscal 2013, Series S-1, 5.00%, 7/15/37	32,000,000	35,268,800
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2010, sub. bond, Series A, Sub Series A-1, 5.00%,
5/01/34	17,535,000	19,573,444
Future Tax Secured, Fiscal 2010, sub. bond, Series A, Sub Series A-1, 5.00%,
5/01/38	20,000,000	21,975,400
Future Tax Secured, Fiscal 2010, sub. bond, Series A, Sub Series A-1, Pre-Refunded,
5.00%, 5/01/34	2,465,000	2,917,919
Future Tax Secured, Fiscal 2011, sub. bond, Series C, 5.00%, 11/01/39	17,250,000	19,035,720
Future Tax Secured, Fiscal 2012, sub. bond, Series E, Sub Series E-1, 5.00%,
2/01/37	10,000,000	11,077,500
Future Tax Secured, Fiscal 2013, sub. bond, Series F, Sub Series F-1, 5.00%,
2/01/34	5,000,000	5,635,400
Future Tax Secured, Fiscal 2013, sub. bond, Series F, Sub Series F-1, 5.00%,
2/01/36	8,250,000	9,232,492
Future Tax Secured, Fiscal 2013, sub. bond, Series I, 5.00%, 5/01/42	45,000,000	49,944,600
Sub-Future Tax Secured, Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%,
2/01/38	17,000,000	19,118,200
Sub-Future Tax Secured, Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%,
2/01/39	10,000,000	11,219,900
Sub-Future Tax Secured, Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%,
2/01/40	10,000,000	11,202,500
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
AMBAC Insured, 5.00%,
11/15/35	33,130,000	34,734,817
11/15/44	41,000,000	42,293,550
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Port Authority Consolidated, Secured, 5.25%, 12/15/43	50,000,000	54,880,500
Second Priority, Bank of America Tower at One Bryant Park Project, Class 2, Refunding,
5.625%, 7/15/47	17,500,000	19,295,325
Seven World Trade Center Project, Refunding, 5.00%, 9/15/40	18,000,000	19,734,300
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue,
5.25%, 10/01/35	86,360,000	101,061,063
5.50%, 10/01/37	27,000,000	32,686,200
New York State Dormitory Authority Lease Revenue,
Delaware Chenango Madison Otsego Board of Cooperative Education Services,
XLCA Insured, 5.00%, 8/15/27	10,000,000	10,801,700
Mental Health Services Facilities Improvement, Refunding, Series A, 5.00%, 8/15/22	5,740,000	6,676,998
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/33	12,650,000	12,686,305
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	7,250,000	7,751,483
Third General Resolution, State University Educational Facilities, Refunding, Series A,
5.00%, 5/15/28	4,000,000	4,540,680
Third General Resolution, State University Educational Facilities, Refunding, Series A,
5.00%, 5/15/29	3,000,000	3,396,480
Third General Resolution, State University Educational Facilities, Refunding, Series A,
5.00%, 5/15/30	1,000,000	1,126,160

22 | Annual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues,
853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19	$970,000	$996,122
Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded,
5.00%, 7/01/29	9,700,000	9,735,114
Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded,
5.125%, 7/01/34	15,000,000	15,055,650
Insured Mortgage, Maimonides Hospital Medical Center, NATL Insured, Pre-Refunded,
5.00%, 8/01/24	6,150,000	6,197,478
Insured Mortgage, Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33	11,000,000	11,243,760
Mental Health Services Facilities Improvement, Series A, AMBAC Insured, Pre-Refunded,
5.00%, 2/15/30	5,000,000	5,168,900
Mortgage Hospital, Montefiore Medical Center, NATL RE, FGIC Insured, 5.00%,
8/01/29	5,995,000	6,131,446
New York University, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/34	15,200,000	15,234,200
Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37	10,720,000	11,077,083
Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33	3,750,000	4,043,250
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34	10,000,000	11,199,600
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	22,000,000	24,208,800
Non-State Supported Debt, Educational Housing Services, CUNY Student Housing Project,
AMBAC Insured, 5.25%, 7/01/30	5,150,000	5,758,112
Non-State Supported Debt, Fashion Institute of Technology Student Housing Corp.,
NATL RE, FGIC Insured, 5.25%, 7/01/34	13,220,000	14,896,957
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%,
7/01/33	11,000,000	11,903,540
Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 5.00%,
7/01/38	5,000,000	5,366,900
Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
7/01/27	1,500,000	1,645,605
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.25%,
7/01/27	2,500,000	2,742,675
Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.125%,
7/01/37	3,000,000	3,164,160
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.25%, 8/15/34	3,750,000	4,391,325
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, 6.00%, 8/15/38	3,250,000	3,737,728
Non-State Supported Debt, Hospital for Special Surgery, NATL Insured, 5.00%,
8/15/29	10,250,000	10,385,710
Non-State Supported Debt, Hospital for Special Surgery, NATL Insured, 5.00%,
8/15/33	5,200,000	5,258,396
Non-State Supported Debt, Mortgage Hospital, Montefiore Medical Center, FHA Insured,
5.00%, 8/01/24	2,500,000	2,729,025
Non-State Supported Debt, Mortgage Hospital, Montefiore Medical Center, FHA Insured,
5.00%, 2/01/28	10,060,000	10,264,822
Non-State Supported Debt, Mount Sinai School of Medicine of New York University,
Refunding, NATL Insured, 5.00%, 7/01/35	10,000,000	10,478,100
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/27	5,000,000	5,505,650
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 2, Sub Series 2-4, 5.00%, 1/15/28	5,000,000	5,489,150

Annual Report | 23

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 2, Sub Series 2-5, 5.00%, 1/15/32	$20,000,000	$21,551,800
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	7,000,000	7,738,080
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/38	27,800,000	30,262,246
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/39	20,000,000	22,008,000
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/42	10,000,000	11,010,000
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
7/01/26	5,475,000	6,080,152
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
7/01/27	5,470,000	6,060,596
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
7/01/32	5,000,000	5,457,650
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
7/01/37	10,000,000	10,803,200
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/37	3,475,000	3,841,404
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/38	26,995,000	29,385,947
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/39	19,650,000	21,622,860
Non-State Supported Debt, New York University, Series B, 5.00%, 7/01/42	6,500,000	7,132,580
Non-State Supported Debt, New York University, Series B, 5.25%, 7/01/48	49,665,000	53,840,833
Non-State Supported Debt, New York University, Series C, 5.00%, 7/01/38	25,000,000	27,214,250
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series A, 5.00%, 5/01/22	2,300,000	2,580,945
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series A, 5.00%, 5/01/32	6,250,000	6,549,250
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.00%, 5/01/21	5,590,000	6,328,271
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.00%, 5/01/23	2,150,000	2,393,638
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding,
Series E, 5.50%, 5/01/33	3,000,000	3,295,290
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A,
5.25%, 5/01/25	3,000,000	3,008,430
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A,
5.25%, 5/01/30	8,750,000	9,554,387
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A,
5.50%, 5/01/30	3,000,000	3,316,770
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A,
5.50%, 5/01/37	13,000,000	14,077,440
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series B,
5.00%, 5/01/39	10,000,000	10,657,900
Non-State Supported Debt, NYSARC Inc., Refunding, Series A, AGMC Insured, 5.00%,
7/01/34	5,510,000	5,625,600
Non-State Supported Debt, NYU Hospitals Center, Series A, 6.00%, 7/01/40	4,500,000	5,121,270
Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, 5.00%,
7/01/29	3,775,000	4,163,410

24 | Annual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, Residential Institution for Children, 5.00%, 6/01/38	$5,000,000	$5,442,300
Non-State Supported Debt, School District Financing Program, Refunding, Series A,
AGMC Insured, 5.00%, 10/01/22	7,645,000	8,668,589
Non-State Supported Debt, School Districts Financing Program, Refunding, Series C,
NATL Insured, 5.00%, 4/01/35	7,525,000	7,730,508
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/21	5,000,000	5,831,950
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/22	7,145,000	8,265,193
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured,
5.00%, 10/01/24	12,730,000	14,532,695
Non-State Supported Debt, School Districts Financing Program, Series A,
Assured Guaranty, 5.625%, 10/01/29	3,000,000	3,503,700
Non-State Supported Debt, School Districts Financing Program, Series B, NATL Insured,
5.00%, 10/01/34	5,000,000	5,195,050
Non-State Supported Debt, School Districts Financing Program, Series C, AGMC Insured,
5.00%, 10/01/32	5,000,000	5,292,850
Non-State Supported Debt, School Districts Financing Program, Series C, AGMC Insured,
5.00%, 10/01/37	6,550,000	6,878,679
Non-State Supported Debt, School Districts Financing Program, Series C,
Assured Guaranty, 5.00%, 10/01/31	4,000,000	4,430,280
Non-State Supported Debt, School Districts Financing Program, Series C,
Assured Guaranty, 5.125%, 10/01/36	5,000,000	5,493,250
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%,
7/01/38	5,000,000	5,509,200
Non-State Supported Debt, State University Facilities, Refunding, Series A, 5.00%,
7/01/43	2,750,000	3,010,068
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%,
7/01/26	6,105,000	6,842,423
Non-State Supported Debt, The New School, 5.50%, 7/01/40	10,000,000	10,931,200
Non-State Supported Debt, The New School, AGMC Insured, 5.50%, 7/01/43	13,000,000	14,181,050
Non-State Supported Debt, The New School, Refunding, NATL Insured, 5.00%,
7/01/46	12,000,000	12,241,080
Non-State Supported Debt, The New York and Presbyterian Hospital, AGMC Insured,
Pre-Refunded, 5.00%, 8/15/36	13,990,000	14,124,584
Non-State Supported Debt, The New York Hospital Medical Center of Queens, FHA Insured,
4.75%, 2/15/37	4,890,000	5,002,715
Non-State Supported Debt, University of Rochester, Series A, 5.125%, 7/01/39	10,500,000	11,511,780
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,765,160
Secondarily Insured, Lease, State University, AMBAC Insured, 5.00%, 7/01/32	5,000,000	5,519,150
Secondarily Insured, State University Educational Facilities, Third General Resolution,
Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22	5,000,000	6,127,500
Siena College, NATL Insured, 5.00%, 7/01/31	3,500,000	3,512,810
Skidmore College, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33	6,565,000	6,588,831
State Rehabilitation Assn., Series A, AMBAC Insured, 5.00%, 7/01/23	115,000	115,242

Annual Report | 25

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding,
Series A, 5.00%, 7/01/37	$25,000,000	$27,543,500
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding,
Series A, 5.00%, 7/01/42	15,000,000	16,404,750
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, 5.00%,
7/01/33	14,210,000	15,664,962
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, 5.00%,
7/01/38	10,785,000	11,748,963
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A,
NATL Insured, 5.00%, 7/01/36	4,670,000	4,963,136
State Supported Debt, Mental Health Facilities Improvement, Series B, 5.00%,
2/15/33	4,995,000	5,002,143
State Supported Debt, Mental Health Services Facilities Improvement, Series A,
AGMC Insured, 5.00%, 2/15/32	28,000,000	30,056,600
State Supported Debt, Mental Health Services Facilities Improvement, Series A,
AGMC Insured, 5.00%, 2/15/33	9,005,000	9,784,023
State Supported Debt, Mental Health Services Facilities Improvement, Series A,
AGMC Insured, 5.00%, 2/15/38	22,260,000	24,121,381
State Supported Debt, Mental Health Services Facilities Improvement, Series B,
AGMC Insured, 5.00%, 2/15/32	8,680,000	9,317,546
State Supported Debt, Mental Health Services Facilities Improvement, Series B,
AGMC Insured, 5.00%, 2/15/33	4,275,000	4,644,830
State Supported Debt, Mental Health Services Facilities Improvement, Series E, 5.00%,
2/15/30	925,000	945,785
State Supported Debt, Mental Health Services Facilities Improvement, Series E,
Pre-Refunded, 5.00%, 2/15/30	11,175,000	11,548,468
State Supported Debt, Upstate Community Colleges, Series C, 6.00%, 7/01/31	20,000,000	23,328,000
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Refunding, Series C, 5.75%, 3/15/32	29,870,000	34,966,419
Education, Series A, 5.00%, 3/15/36	7,395,000	7,862,734
Education, Series A, 5.00%, 3/15/37	49,750,000	53,513,587
Education, Series A, 5.00%, 3/15/38	5,000,000	5,481,750
Education, Series C, 5.00%, 12/15/31	17,305,000	18,984,623
Education, Series C, 5.00%, 12/15/35	10,000,000	10,905,000
Education, Series C, Pre-Refunded, 5.75%, 3/15/32	230,000	279,190
Education, Series D, 5.00%, 3/15/36	46,500,000	50,254,410
General Purpose, Series A, 5.00%, 2/15/34	16,525,000	18,641,687
General Purpose, Series B, 5.00%, 3/15/37	6,915,000	7,670,464
General Purpose, Series C, 5.00%, 3/15/34	10,000,000	11,153,400
Series A, 5.00%, 2/15/39	20,700,000	22,538,160
Series A, Pre-Refunded, 5.00%, 2/15/39	5,000	5,880
New York State Energy Research and Development Authority PCR, Niagara Mohawk Power
Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25	20,000,000	20,249,200
New York State Environmental Facilities Corp. PCR, State Water, Series E, 6.875%,
6/15/14	320,000	320,784

26 | Annual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
Revolving Funds, New York City Municipal Water Finance Authority Projects,
Second Resolution, Subordinated State Revolving Fund,
Refunding, Series A, 5.00%, 6/15/31	$5,000,000	$5,824,600
Refunding, Series A, 5.00%, 6/15/37	2,700,000	2,984,553
Refunding, Series B, 5.00%, 6/15/33	6,510,000	7,219,981
Refunding, Series B, 5.00%, 6/15/37	5,310,000	5,869,621
Series A, 5.125%, 6/15/38	35,000,000	39,511,500
New York State GO, Series A, 5.00%, 2/15/39	6,000,000	6,632,640
New York State HFA State Personal Income Tax Revenue, Economic Development and
Housing, Series A,
5.00%, 3/15/34	10,000,000	10,931,000
5.00%, 3/15/38	15,000,000	16,217,850
NATL Insured, 5.00%, 9/15/34	10,205,000	10,496,251
NATL Insured, Pre-Refunded, 5.00%, 9/15/34	1,375,000	1,427,003
New York State HFAR,
Affordable Housing, Series B, 4.50%, 11/01/29	1,500,000	1,577,430
Affordable Housing, Series B, 4.85%, 11/01/41	8,500,000	8,903,665
Children’s Rescue Fund Housing, Series A, 7.625%, 5/01/18	1,785,000	1,790,587
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.10%, 11/01/15	190,000	190,504
Housing Project Mortgage, Refunding, Series A, AGMC Insured, 6.125%, 11/01/20	1,035,000	1,037,070
New York State Medical Care Facilities Finance Agency Revenue, Security Mortgage, 2008,
Series A, 6.375%, 11/15/20	2,075,000	2,078,735
New York State Power Authority Revenue, Series A, NATL Insured, 5.00%, 11/15/47	10,000,000	10,673,900
New York State Thruway Authority General Revenue,
Refunding, Series G, AGMC Insured, 5.00%, 1/01/30	10,000,000	10,433,200
Refunding, Series H, AGMC Insured, 5.00%, 1/01/32	10,000,000	10,715,100
Refunding, Series H, NATL RE, FGIC Insured, 5.00%, 1/01/37	54,810,000	58,230,692
Refunding, Series I, 5.00%, 1/01/37	21,250,000	23,074,525
Series F, AMBAC Insured, 5.00%, 1/01/30	3,225,000	3,292,338
Series F, AMBAC Insured, Pre-Refunded, 5.00%, 1/01/30	6,775,000	6,963,752
Series G, AGMC Insured, 5.00%, 1/01/32	35,000,000	36,481,550
Series H, AGMC Insured, 5.00%, 1/01/37	10,000,000	10,624,100
Series I, 5.00%, 1/01/42	45,000,000	48,370,950
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Refunding, Series A, 5.00%, 4/01/29	10,000,000	11,340,500
Series A, 5.00%, 4/01/27	27,000,000	30,983,580
Series A, 5.00%, 4/01/28	11,600,000	13,232,932
Series A, 5.00%, 4/01/30	9,000,000	10,152,990
Series A, 5.00%, 4/01/31	10,250,000	11,472,620
Series A, 5.00%, 4/01/32	11,100,000	12,407,691
Series A, AGMC Insured, 5.00%, 4/01/24	7,420,000	8,222,621
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Series B, 5.00%, 1/01/26	8,830,000	9,883,596
Empire State Development Corp., Series B, 5.00%, 1/01/27	7,730,000	8,607,432
Empire State Development Corp., Series B, 5.00%, 1/01/28	5,460,000	6,059,399
Refunding, Series D, 5.625%, 1/01/28	3,780,000	4,381,549

Annual Report | 27

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp. Revenue, (continued)
State Personal Income Tax, Economic Development and Housing, Series A-1, 5.00%,
12/15/27	$5,000,000	$5,636,350
State Personal Income Tax, State Facilities and Equipment, Series B-1, 5.00%,
3/15/36	10,000,000	11,043,500
Niagara Falls City School District COP, High School Facility, Refunding, AGMC Insured,
5.00%, 6/15/28	4,155,000	4,235,690
Niagara Falls Public Improvement GO, NATL Insured, 6.85%, 3/01/19	5,000	5,019
North Hempstead GO, Refunding, Series B, NATL RE, FGIC Insured, 6.40%,
4/01/15	1,065,000	1,119,943
4/01/16	1,000,000	1,111,520
Orangetown Housing Authority Housing Facilities Revenue, Capital Appreciation, Senior
Housing Center Project, Refunding, NATL Insured, zero cpn., 4/01/30	16,635,000	6,877,242
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project,
XLCA Insured, 5.00%, 12/15/30	1,805,000	1,904,058
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	30,000,000	32,724,300
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	74,235,000	80,424,714
One Hundred Sixty-First Series, 5.00%, 10/15/34	25,000,000	28,158,500
One Hundred Sixty-First Series, 5.00%, 10/15/35	29,000,000	32,586,430
One Hundred Sixty-First Series, 5.00%, 10/15/39	25,000,000	27,642,000
Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36	20,240,000	20,315,900
Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC Insured,
5.00%,
12/01/32	2,000,000	2,072,480
12/01/37	3,320,000	3,381,652
Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
10/15/29	5,195,000	5,282,536
10/15/32	94,975,000	96,540,188
Saratoga County Water Authority Revenue, Water System, 5.00%, 9/01/48	7,225,000	7,733,712
Suffolk County IDA Civic Facility Revenue, New York Institute of Technology Project,
Refunding, 5.00%, 3/01/26	2,000,000	2,043,140
Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
5.25%, 1/01/16	1,290,000	1,290,361
5.375%, 1/01/23	4,760,000	4,759,810
Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B,
NATL Insured, Pre-Refunded, 5.20%, 1/01/27	5,110,000	6,318,771
Pre-Refunded, 5.20%, 1/01/27	15,000,000	18,608,100
Pre-Refunded, 5.50%, 1/01/30	32,185,000	40,362,243
Triborough Bridge and Tunnel Authority Revenues,
General, MTA Bridges and Tunnels, Refunding, Series C, 5.00%, 11/15/33	31,840,000	35,340,171
General, MTA Bridges and Tunnels, Refunding, Series C, 5.00%, 11/15/38	18,375,000	20,134,590
General, MTA Bridges and Tunnels, Series A, 5.00%, 11/15/35	9,155,000	9,860,027
General, MTA Bridges and Tunnels, Series A, Pre-Refunded, 5.00%, 11/15/24	6,965,000	7,983,283
General, MTA Bridges and Tunnels, Series A-2, 5.25%, 11/15/34	10,000,000	11,199,700
General, MTA Bridges and Tunnels, Series C, 5.00%, 11/15/38	5,000,000	5,543,400
MTA Bridges and Tunnels, sub. bond, Series D, 5.00%, 11/15/31	48,955,000	52,981,059
Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, Series A,
5.125%, 9/01/40	42,500,000	45,429,950

Annual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Warren and Washington Counties IDA Civic Facility Revenue,
Series A, AGMC Insured, 5.00%, 12/01/27	$8,115,000	$8,129,445
Series B, AGMC Insured, 5.00%, 12/01/27	3,680,000	3,686,550
Yonkers GO,
Refunding, Series B, NATL Insured, 5.00%, 8/01/30	5,825,000	5,973,887
Refunding, Series B, NATL Insured, 5.00%, 8/01/35	17,130,000	17,506,689
Series A, AMBAC Insured, 5.00%, 9/01/31	12,490,000	13,079,653
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/01/30	1,885,000	1,990,315
Yonkers IDA Civic Facility Revenue, Sarah Lawrence College Project, Series A,
5.75%, 6/01/24	1,150,000	1,300,144
6.00%, 6/01/29	1,000,000	1,132,170
6.00%, 6/01/41	5,000,000	5,514,950
		4,911,256,739
U.S. Territories 6.8%
Puerto Rico 6.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	15,600,000	12,427,896
Puerto Rico Commonwealth GO, Public Improvement, Refunding,
Series A-4, AGMC Insured, 5.00%, 7/01/31	7,150,000	6,949,800
Series B, 6.00%, 7/01/39	20,000,000	15,211,400
Sub Series C-7, NATL Insured, 6.00%, 7/01/27	10,500,000	10,665,900
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding,
Series L, AMBAC Insured, 5.25%, 7/01/38	18,350,000	16,393,890
Series N, Assured Guaranty, 5.25%, 7/01/34	30,000,000	29,741,400
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series DDD, 5.00%, 7/01/22	10,000,000	6,562,800
Refunding, Series ZZ, 5.25%, 7/01/26	4,885,000	3,132,164
Series CCC, 5.25%, 7/01/27	25,000,000	16,004,750
Series CCC, 5.25%, 7/01/28	10,000,000	6,391,900
Series WW, 5.25%, 7/01/33	32,250,000	19,350,645
Series XX, 5.25%, 7/01/40	19,000,000	11,400,190
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
Series P, 6.50%, 7/01/30	10,000,000	7,597,500
Series P, 6.75%, 7/01/36	12,500,000	10,208,000
Series Q, 5.625%, 7/01/39	10,000,000	7,173,000
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	15,000,000	12,698,100
first subordinate, Series A, 5.50%, 8/01/42	50,000,000	39,951,000
first subordinate, Series A, 6.00%, 8/01/42	90,000,000	77,036,400
first subordinate, Series A, 6.50%, 8/01/44	10,000,000	9,141,700
first subordinate, Series C, 5.50%, 8/01/40	35,000,000	28,170,450
first subordinate, Series C, 5.25%, 8/01/41	25,065,000	19,940,712
Senior Series C, 5.25%, 8/01/40	7,000,000	6,268,290
		372,417,887
Total Municipal Bonds before Short Term Investments
(Cost $5,029,206,705)		5,283,674,626

		Annual Report | 29

Franklin New York Tax-Free Income Fund

Statement of Investments, May 31, 2014 (continued)

	Principal Amount	Value
Short Term Investments (Cost $27,205,000) 0.5%
Municipal Bonds 0.5%
New York 0.5%
[a]Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2, Daily VRDN and
Put, 0.06%, 12/01/37	$27,205,000	$27,205,000
Total Investments (Cost $5,056,411,705) 96.9%		5,310,879,626
Other Assets, less Liabilities 3.1%		169,811,872
Net Assets 100.0%		$5,480,691,498

See Abbreviations on page 42.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Income Fund

Financial Statements

Statement of Assets and Liabilities
May 31, 2014

Assets:
Investments in securities:
Cost	$5,056,411,705
Value	$5,310,879,626
Cash	101,431,783
Receivables:
Capital shares sold	6,282,654
Interest	70,964,266
Other assets	2,840
Total assets	5,489,561,169
Liabilities:
Payables:
Capital shares redeemed	5,529,655
Management fees	2,075,488
Distribution fees	762,522
Transfer agent fees	312,502
Accrued expenses and other liabilities	189,504
Total liabilities	8,869,671
Net assets, at value	$5,480,691,498
Net assets consist of:
Paid-in capital	$5,323,302,374
Undistributed net investment income	6,649,376
Net unrealized appreciation (depreciation)	254,467,921
Accumulated net realized gain (loss)	(103,728,173)
Net assets, at value	$5,480,691,498
Class A:
Net assets, at value	$4,599,685,005
Shares outstanding	393,540,942
Net asset value per share[a]	$11.69
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.21
Class C:
Net assets, at value	$700,352,353
Shares outstanding	59,994,355
Net asset value and maximum offering price per share[a]	$11.67
Advisor Class:
Net assets, at value	$180,654,140
Shares outstanding	15,450,753
Net asset value and maximum offering price per share	$11.69

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin New York Tax-Free Income Fund

Financial Statements (continued)

Statement of Operations
for the year ended May 31, 2014

Investment income:
Interest	$263,295,286
Expenses:
Management fees (Note 3a)	25,607,690
Distribution fees: (Note 3c)
Class A	4,569,208
Class C	4,889,562
Transfer agent fees: (Note 3e)
Class A	2,002,518
Class C	318,853
Advisor Class	84,950
Custodian fees	49,904
Reports to shareholders	153,886
Registration and filing fees	56,638
Professional fees	85,948
Trustees’ fees and expenses	100,050
Other	219,878
Total expenses	38,139,085
Net investment income	225,156,201
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(50,781,650)
Net change in unrealized appreciation (depreciation) on investments	(153,560,602)
Net realized and unrealized gain (loss)	(204,342,252)
Net increase (decrease) in net assets resulting from operations	$20,813,949

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Income Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended May 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$225,156,201	$239,976,977
Net realized gain (loss) from investments	(50,781,650)	6,782,559
Net change in unrealized appreciation (depreciation) on investments	(153,560,602)	(69,650,878)
Net increase (decrease) in net assets resulting from operations	20,813,949	177,108,658
Distributions to shareholders from:
Net investment income:
Class A	(187,684,432)	(201,189,014)
Class B	—	(106,633)
Class C	(25,755,508)	(28,702,832)
Advisor Class	(8,173,279)	(8,276,801)
Total distributions to shareholders	(221,613,219)	(238,275,280)
Capital share transactions: (Note 2)
Class A	(771,852,324)	(51,878,943)
Class B	—	(8,058,219)
Class C	(232,477,587)	61,150,026
Advisor Class	(65,653,490)	39,936,873
Total capital share transactions	(1,069,983,401)	41,149,737
Net increase (decrease) in net assets	(1,270,782,671)	(20,016,885)
Net assets:
Beginning of year	6,751,474,169	6,771,491,054
End of year	$5,480,691,498	$6,751,474,169
Undistributed net investment income included in net assets:
End of year	$6,649,376	$3,305,580

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin New York Tax-Free Income Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also

34 | Annual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 35

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended May 31,
	2014		2013[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	28,786,357	$326,725,962	44,307,258	$538,061,275
Shares issued in reinvestment of
distributions	13,241,702	150,112,505	13,045,200	158,208,101
Shares redeemed	(110,305,954)	(1,248,690,791)	(61,623,433)	(748,148,319)
Net increase (decrease)	(68,277,895)	$(771,852,324)	(4,270,975)	$(51,878,943)

36 | Annual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended May 31,
	2014		2013[a]
	Shares	Amount	Shares	Amount
Class B Shares:
Shares sold			1,401	$16,998
Shares issued in reinvestment of
distributions			7,157	86,639
Shares redeemed			(672,411)	(8,161,856)
Net increase (decrease)			(663,853)	$(8,058,219)
Class C Shares:
Shares sold	4,219,149	$48,018,005	14,999,751	$182,041,417
Shares issued in reinvestment of
distributions	1,954,806	22,149,616	2,033,647	24,643,522
Shares redeemed	(26,732,267)	(302,645,208)	(12,008,325)	(145,534,913)
Net increase (decrease)	(20,558,312)	$(232,477,587)	5,025,073	$61,150,026
Advisor Class Shares:
Shares sold	4,446,937	$50,494,481	7,963,433	$96,534,155
Shares issued in reinvestment of
distributions	507,245	5,752,625	500,544	6,072,934
Shares redeemed	(10,762,827)	(121,900,596)	(5,164,365)	(62,670,216)
Net increase (decrease)	(5,808,645)	$(65,653,490)	3,299,612	$39,936,873
[a]Effective March 21, 2013, all Class B shares were converted to Class A.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 37

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

38 | Annual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$428,303
CDSC retained	$218,493

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2014, the Fund paid transfer agent fees of $2,406,321, of which $1,015,061 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration[a]:
2016	$2,807,508
2017	7,626,443
2018	7,152,557
Capital loss carryforwards not subject to expiration:
Short term	53,246,219
Long term	27,513,984
Total capital loss carryforwards	$98,346,711

aIncludes $17,586,508 from the reorganized Franklin New York Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

Annual Report | 39

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended May 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from tax exempt
income	$221,613,219	$238,275,280

At May 31, 2014, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$5,060,891,726

Unrealized appreciation	$349,145,428
Unrealized depreciation	(99,157,528)
Net unrealized appreciation (depreciation)	$249,987,900

Distributable earnings – undistributed tax exempt income	$5,747,930

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2014, aggregated $262,520,626 and $996,401,436, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

40 | Annual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

7. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended May 31, 2014, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At May 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Annual Report | 41

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (continued)

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

AGMC	- Assured Guaranty Municipal Corp.	IDA	-IndustrialDevelopment Authority/Agency
AMBAC	- American Municipal Bond Assurance Corp.	IDAR	-IndustrialDevelopment Authority Revenue
BHAC	- Berkshire Hathaway Assurance Corp.	IDC	-IndustrialDevelopment Corp.
CIFG	- CDC IXIS Financial Guaranty	MFHR	- Multi-Family Housing Revenue
COP	- Certificate of Participation	MTA	- Metropolitan Transit Authority
FGIC	-FinancialGuaranty Insurance Co.	NATL	- National Public Financial Guarantee Corp.
FHA	- Federal Housing Authority/Agency	NATL RE	- National Public Financial Guarantee Corp.
FICO	-FinancingCorp.		Reinsured
GO	-GeneralObligation	PBA	- Public Building Authority
HDC	- Housing Development Corp.	PCR	- Pollution Control Revenue
HFA	- Housing Finance Authority/Agency	XLCA	- XL Capital Assurance
HFAR	- Housing Finance Authority Revenue

42 | Annual Report

Franklin New York Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Tax-Free Income Fund (the “Fund”) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2014

Annual Report | 43

Franklin New York Tax-Free Income Fund

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2014. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

44 | Annual Report

Franklin New York Tax-Free Income Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1982	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technolo-
gy company) (1996-2002), Safeway,
Inc. (grocery retailer) (1991-1998)
and TransAmerica Corporation
(insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 45

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2006	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
		2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

46 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	138	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee and	2013, Trustee and
	Vice President	Vice President
since 1983
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 47

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

48 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale,FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton
Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Annual Report | 49

Franklin New York Tax-Free Income Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment expenses, performance reports and related financial information for the Fund, along with periodic reports on shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange

50 | Annual Report

Franklin New York Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2013, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report showed the Fund’s income return for 2013 to be in the second-highest performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-highest quintile of such universe for each of the previous three- and five-year periods, and in the highest or best performing quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return for 2013 to be in the middle quintile of its performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, the lowest quintile of such universe for the previous five-year period, and the second-highest quintile of the universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report in view of the Fund’s income oriented investment objective and noted the Fund’s favorable comparative longer term total return.

Annual Report | 51

Franklin New York Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund was at the median of its Lipper expense group, and its actual total expense ratio to be the least expensive within such expense group. The Board was satisfied with the expenses of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory

52 | Annual Report

Franklin New York Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund’s net assets were approximately $5.4 billion as of December 31, 2013, and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 53

Franklin New York Tax-Free Income Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

54 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin New York Tax-Free Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

115 A 07/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,792 for the fiscal year ended May 31, 2014 and $52,790 for the fiscal year ended May 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended May 31, 2014 and $4,600 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,620 for the fiscal year ended May 31, 2014 and $0 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $158,116 for the fiscal year ended May 31, 2014 and $39,194 for the fiscal year ended May 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e)(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i) pre-approval of all audit and audit related services;

        (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,666 for the fiscal year ended May 31, 2014 and $43,794 for the fiscal year ended May 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.               N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 28, 2014

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

 Chief Accounting Officer

Date  July 28, 2014